EXHIBIT 10.22

                             Site Services Agreement




                                  by and among



                               Harris Corporation
                           Semiconductor Business Unit




                                       and



                                Align-Rite, Inc.

This Site Services Agreement ("Agreement") is entered into this 2nd day of July, 1999 by and between Harris Corporation, a Delaware Corporation, acting through its Semiconductor Business Unit ("Harris"), Align-Rite Inc., a Florida Corporation, ("Align-Rite").

                                    RECITALS

      WHEREAS, Harris and Align-Rite have or will enter into a separate Asset Purchase Agreement of even date herewith for the sale of certain assets to Align-Rite in connection with Harris' Photomask Business; and

      WHEREAS, Harris and Align-Rite have or will enter into a separate Lease Agreement of even date herewith for the lease of facilities to Align-Rite used in connection with Harris' Photomask Business; and

      WHEREAS, Align-Rite desires to purchase certain services from Harris pertaining to the operation of the Photomask Business in the leased facilities and Harris is willing to provide these services.

                                    AGREEMENT

      In consideration of the premises, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.    SCOPE OF CONTRACT
      Align-Rite hereby contracts with Harris to purchase the following services from Harris, and Harris hereby agrees to provide Align-Rite with said services through the action of employees of the Semiconductor Business Unit:

      a)    Facilities SystemsIEquipment Maintenance
      b)    Utilities
      c)    Training & Development
      d)    Calibration
      e)    Factory Control Systems & VMS Administration
      f)    Desktop Computing Services
      g)    Emergency Response Team
      h)    Occupational Health Services
      i)    Hazardous Waste Operations
      j)    Security
      k)    Purchasing, Stockroom, Receiving, Shipping, IQC
      l)    Telecommunications
      m)    Quality Engineering
      n)    Internal Quality Audit

2.    TERM:
      The term of this Agreement shall commence on July 3, 1999 and shall continue in effect until either (a) the Lease Agreement expires or is cancelled, or (b) this Agreement is terminated as provided in Section 8 herein, whichever occurs first.

3.    PAYMENT
      Services will be billed to Align-Rite on a monthly basis. Services which commence or end on other than the first or last day of the month, respectively, shall be billed pro-rata accordingly. Align-Rite shall pay the invoiced amount for the services provided within thirty (30) days from the date of Harris' invoice. Any payment or part thereof remaining unpaid after thirty (30) days shall, in the absolute discretion of Harris, carry interest thereon at the rate of two percent (2%) per annum above the prime interest rate published in the Wall Street Journal as of the date on which payment was due, calculated on a monthly basis. Payment made by check shall be drawn on a U.S. Bank. Alternatively, direct wire payments shall be made to an account designated by Harris. In the event payment becomes more than ninety (90) days past due, Align-Rite International, Inc. agrees to pay for services rendered. Rates on the services provided to Align-Rite are subject to review by Harris and may change on each anniversary of this Agreement, except that if a utility rate changes, Harris shall adjust said rate in the "Consumables (provided to Align-Rite by Harris) Section" on page 2 of Exhibit "A" hereto and the new rate shall become effective immediately and shall be shown at the new rate on the next monthly invoice.

4.    DESCRIPTION OF SERVICES
      Harris agrees to provide the following services at the specified intervals and cost in substantially the same manner as provided to Harris employees and other buildings on the Complex. If a service provided to Harris employees or other buildings on the Complex is modified, Harris reserves the right to modify such service provided to Align-Rite accordingly.

      a)    Facilities Systems & Equipment Maintenance

            Harris shall make available to Align-Rite maintenance and repair services for the equipment and systems set forth in Exhibit "A". Harris shall use its standard procedures for scheduling work, and shall use the same workmanship levels and materials used for the adjacent buildings of the Complex owned by Harris. Harris will provide coverage every day of the year except two days, July 4th and December 23rd. In the event of an emergency, Harris will be able to respond within two (2) hours.

            The systems and equipment maintenance services for the Photomask Business systems is divided into three programs: the Harris Preventive Maintenance (HPM) Program, Contract Preventive Maintenance (CPM) Program, and Time and Materials (T&M) Program as described in Exhibit "A". The HPM and T&M Programs will be performed by Harris employees and/or their selected qualified contractors, and the CPM Program will be performed by outside contractors who specialize in the type of equipment and services set forth in Exhibit "A". Under the HPM Program, Harris shall provide all the material and labor required to maintain the systems identified in Exhibit "A" in good operating conditions. This includes, but is not limited to, all the preventive maintenance and regular repair.

            Systems modifications, upgrades, equipment/tool installations, or other work that might be requested by Align-Rite will be performed under the T&M Program. The HPM, CPM and T&M hours and costs listed in Exhibit "A" are estimates. Harris will bill Align-Rite based on actual hours expended and costs plus applicable mark-ups as stated in Exhibit "A". Align-Rite reserves the right to change the type of the maintenance program on a piece of equipment, or to remove a piece of equipment from the maintenance program after giving Harris thirty (30) days written notice. The cost of the services shall be adjusted accordingly.

      b)    Utilities

            Harris shall make available to Align-Rite metered electricity, nitrogen, deionized water, and city water in accordance with the costs set forth in Exhibit "A". Align-Rite shall pay a one-time charge not to exceed in the aggregate thirteen thousand dollars ($13,000.00) for the purchase and installation of all four meters. Harris will also provide clean, dry compressed air in exchange for chilled water from Align-Rite to cool the Centac air compressor owned and operated by Harris. In addition to the actual metered amount for each utility, Align-Rite shall pay one hundred twenty-five dollars ($125.00) per month per each of the four utilities, which includes the administrative costs for meter reading, maintenance, and billing.

      c)    Training & Development

            Harris shall provide Align-Rite with general training and development skills in accordance with the description and costs as set forth in Exhibits "B" and "C". While Harris' standard policy is to require a minimum of five (5) persons attending a training class before commencing with said training, Harris will make available to Align-Rite the training classes listed on said exhibits only without imposing a minimum number of attendees. Emergency Response Team training and Occupational Health Services training are as set forth in Exhibits "J" and "K", subject to the minimum five (5) person standard attendance policy. Training may occur simultaneously with other Harris employees at such dates and times established by Harris, or may occur at a separate time and date for Align-Rite employees only.

      d)    Calibration

            Harris shall provide Align-Rite with calibration and repair services for equipment used in the Photomask Business in accordance with the costs set forth in Exhibit "D" on the equipment and schedules set forth in Exhibit "E".

      e)    Factory Control Systems & VMS Administration

            Harris shall provide Align-Rite with Factory Control System and VMS administration services in accordance with the description and costs as set forth in Exhibit "F".

      f)    Desktop Computing Services

            Harris shall provide Align-Rite with Desktop Computing Services ("DCS") in accordance with the description, purpose and frequency as set forth in Exhibit "G", for assets listed in Exhibit "H" at the cost listed in Exhibit "I". If Align-Rite deviates from the standard software support model used by all other Harris employees, DCS reserves the right to discontinue support services immediately.

      g)    Emergency Response Team

            Harris shall provide Align-Rite with Emergency Response Team ("ERT') services in accordance with the description and costs as set forth in Exhibit "J".

      h)    Occupational Health Services

            Harris shall provide Align-Rite with Occupational Health Services in accordance with the description and costs as set forth in Exhibit "K".

      i)    Hazardous Waste Operations

            Harris shall provide Align-Rite with Hazardous Waste Operation services in accordance with the description and costs as set forth in Exhibit "L".

      j)    Security

            Harris shall provide Align-Rite with Security services in accordance with the description as set forth in Section 9 of the Lease Agreement and cost as set forth in Exhibit "M" of this Agreement.

      k)    Purchasing, Stockroom, Receiving, Shipping, IQC

            Harris shall provide Align-Rite with Purchasing, Stockroom, Receiving, Shipping, and Incoming Quality Control (IQC) in accordance with the description and costs as set forth in Exhibit "N".

      l)    Telecommunications

            Harris shall provide Align-Rite with Telecommunication services in accordance with the description and costs as set forth in Exhibit "O".

      m)    Quality Engineering

            Harris shall provide Align-Rite with Quality Engineering services to Align-Rite in accordance with the description and costs as set forth in Exhibit "P".

      n)    Internal Quality Audit

            Harris shall provide Align-Rite with Internal Quality Audit services in accordance with the description and costs as set forth in Exhibit "Q".

5.    GENERAL

      a) The meaning of terms not defined in this Site Services Agreement shall be the same as that defined in said Asset Purchase Agreement or Lease Agreement.

      b) The captions used in this agreement are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Agreement.

      c)    All Exhibits attached hereto are incorporated herein by reference.

      d) In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had not been contained herein.

      e) When the context of this Agreement requires, the neuter gender includes the masculine, the feminine, a partnership, corporation, or joint venture, and the singular includes the plural.

      f) The waiver by either party of any breach of any term, condition, or covenant of this Agreement shall not be deemed a waiver of such provision or any subsequent breach of the same or any other term, condition, or covenant of this Agreement.

      g) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

6.    CANCELLATION OF SERVICES

      Either Align-Rite or Harris may cancel any one or more of the aforementioned services other than utilities with ninety (90) days written notice to the other party, except that maintenance services may be modified with thirty (30) days notice as stated in Section 4(a) herein. Utility delivery and termination is provided under the terms and conditions of Section 6 of the Facility Lease Agreement.

7.    SUCCESSORS AND ASSIGNS

      The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto, and all of the administrators and assigns of all of the parties hereto, and all of the parties hereto shall be jointly and severally liable hereunder.

8.    TERMINATION

      In the event Harris or its successor ceases substantially all operations at the Complex, Harris may terminate this Agreement in its entirety with one hundred eighty (180) days written notice to Align-Rite.

9.    ASSIGNMENT

      Neither Align-Rite nor Hams may assign this Agreement without the prior written consent of the other, except that Align-Rite may assign its rights hereunder to any wholly-owned subsidiary or Affiliate of Align-Rite or to any post-Closing purchaser(s) of all of the capital stock of Align-Rite or of substantially all of its assets, and except that Harris may assign its rights hereunder to any wholly-owned subsidiary or Affiliate of Harris or to any post-Closing purchaser(s) of substantially all of the Semiconductor Business Unit of Harris. Notwithstanding the above, Harris covenants and agrees that in the event it sells all or substantially all of its assets related to its semiconductor business (including, but not limited to, its June 3, 1999 announced sale of its semiconductor business to a subsidiary of Sterling Holding Company, Citicorp Venture Capital investment portfolio company), it shall require as a condition of completion of such transaction that the purchaser of such assets, as well as any successors of any such purchaser, enters into an express assumption of this Agreement, as if such purchaser or such successor were the original party to this Agreement, and the form of any such assumption agreements shall be reasonably acceptable to Align-Rite. In the event of any such assignments, Harris shall be deemed to have guaranteed the performance of such purchaser's or successor's obligations hereunder and be responsible therefor. Align-Rite covenants and agrees that in the event it sells all or substantially all of the Business Assets, it shall require that the purchaser of such assets, as well as any successors of any such purchaser, enters into an express assumption of this Agreement, as if such purchaser or such successor were the original party to this Agreement, and the form of any such assumption agreements shall be reasonably acceptable to Harris. In the event of any such assignments, Align-Rite shall be deemed to have guaranteed the performance of such purchaser's or successor's obligations hereunder and be responsible therefor.

10.   TRANSFER OF PROPERTY BY HARRIS

      In the event of any conveyance of the Complex or Premises and assignment by Harris of this Agreement, Harris shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Agreement occurring after the consummation of such conveyance and assignment so long as Harris' successor agrees and covenants to assume all of Harris' obligations under this Agreement occurring after the consummation of such conveyance assignment.

11.   NOTICES

      Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party under this Agreement shall be in writing and shall be served personally, delivered by independent messenger or overnight courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, in which event such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, addressed to the other party at the address set forth below:

If to Harris:
                             Harris Corporation
                             Semiconductor Business Unit
Notice Address:              2401 Palm Bay Road NE, m/s 53-205
                             Palm Bay, FL 32905
                             Attention: Tim Muth

Phone Number:                (407) 724-7988
Fax Number:                  (407) 729-4887

with a copy to:              Harris Corporation
                             Semiconductor Business Unit
                             2401 Palm Bay Road NE, m/s 53-216
                             Palm Bay, FL 32905
                             Attention: Vice President Counsel

Fax Number:                  (407) 729-5952

--------------------------------------------------------------------------------

If to Align-Rite:            Align-Rite, Inc.
Notice Address:              c/o 2428 Ontario Street
                             Burbank, CA 91504
                             Attention: Petar Katurich

Phone Number:                (818) 843-7220

Fax Number:                  (818) 563-4902

with a copy to:              J. Jay Herron, Esquire
                             Robert L. Davis, Esquire
                             O'Melveny & Myers
                             610 Newport Center Drive
                             Newport Beach, California
Phone Number:                (949) 823-6906
Fax Number                   (949) 823-6994

Either party may change its address by giving notice of same in accordance with this paragraph.

12.   RESPONSIBILITY OF HARRIS

      Align-Rite hereby acknowledges that Harris is not in the business of providing the services herein and that Harris does not warrant the performance of services hereunder. In the event of an error or omission in the provision of a service which shall be established to be principally caused by Harris' performance hereunder, Harris shall credit Align-Rite for any previously invoiced charges in connection with such service. Such adjustment shall be Align-Rite's only remedy. Harris shall have no liability to Align-Rite for any special, consequential, or incidental damages. Harris shall undertake to perform services hereunder for Align-Rite substantially in the same manner as if it were performing such services for a Harris business unit. Harris' obligations to provide any service hereunder is conditioned upon the responsible party obtaining prior to the commencement of such services all necessary governmental licenses, approvals, and permits.

13.   GOVERNING LAW

      This Agreement and the relationship between Harris and Align-Rite shall be governed by and construed in accordance with the laws of the State of Florida.

14.   DISPUTE RESOLUTION AND ARBITRATION

      In the event that any dispute arises among the parties pertaining to the subject matter of this Agreement, and the parties, through Align-Rite's senior management and Harris' senior management are unable to resolve such dispute within a reasonable time through negotiations and mediation efforts by senior executives of both parties, such dispute shall be resolved as set forth in this Section.

      a) The following procedures may be initiated by written notice ("Dispute Notice") given by one party ("Claimant") to the other, but not before thirty (30) days have passed during which the parties have been unable to reach a resolution as described above. The Dispute Notice shall be accompanied by (i) a statement of the Claimant describing the dispute in reasonable detail and (ii) documentation, if any, supporting the Claimant's position on the dispute. Within twenty (20) days after the other party's ("Respondent") receipt of the Dispute Notice and accompanying materials, the parties shall submit the dispute to mediation in the Orlando, Florida area under the rules of the American Arbitration Association. All negotiations and mediation procedures pursuant to this Section 14(a) shall be confidential and treated as compromise and settlement negotiations and shall not be admissible in any arbitration or other proceeding.

      b) If the dispute is not resolved as provided in Section 14(a) within sixty (60) days after the Respondent's receipt of the Dispute Notice, the dispute shall be resolved by binding arbitration. Within the sixty-day period referred to in the immediately preceding sentence, the parties shall agree on a single arbitrator to resolve the dispute. If the parties fail to agree on the designation of an arbitrator within said sixty-day period, the American Arbitration Association in the Orlando, Florida area shall be requested to designate the single arbitrator. If the arbitrator becomes disabled, resigns or is otherwise unable to discharge the arbitrator's duties, the arbitrator's successor shall be appointed in the same manner as the arbitrator was appointed.

      c) Except as otherwise provided in this Section, the arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association, which shall be governed by the United States Arbitration Act.

      d) Any resolution reached through mediation and any award arising out of arbitration (i) shall be non-binding upon the parties; (ii) shall be limited to a holding for or against a party, and affording such monetary remedy as is deemed equitable, just and within the scope of this Agreement; (iii) may not include special, incidental, consequential or punitive damages; (iv) may in appropriate circumstances include injunctive relief; and (v) may be entered in court in accordance with the United States Arbitration Act.

      e) Arbitration shall not be deemed a waiver of any right of termination under this Agreement, and the arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the parties prior to termination in accordance with this Agreement.

      f) Each party shall bear its own expenses incurred in any mediation, arbitration or litigation, but any expenses related to the compensation and the costs of any mediator or arbitrator shall be borne equally by the parties to the dispute.

      g) A request by a party to a court for interim measures necessary to preserve a party's rights and remedies for resolution pursuant to this Section shall not be deemed a waiver of the obligation to mediate or of the agreement to arbitrate.

      h) The parties, their representatives, other participants and the mediator or arbitrator shall hold the existence, content and result of mediation or arbitration in confidence.

15.   FORCE MAJEURE

      Neither party shall be liable in damages for any delay or default in the performances of any or all obligations of this Agreement, if such delay or default is caused by conditions beyond its control, including, but not limited to: acts of the elements, fires, explosions, floods or other casualties, governmental orders or restrictions, and the inability to obtain necessary governmental approvals. The party incurring the delay shall promptly notify the other party in writing, and performance shall be extended one day for each day of delay.

16.   AMENDMENT

      This Agreement may be amended or any provision of this Agreement may be waived only if set forth in writing, executed by both parties to this Agreement.

17.   ENTIRE AGREEMENT

      This Agreement, the Asset Purchase Agreement and the Facility Lease Agreement contains all of the terms, covenants and conditions agreed to by Harris and Align-Rite, integrates all discussions and understandings leading up to this Agreement, supersedes all prior agreements between the parties pertaining to the subject matter herein, and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this Agreement or their respective successors in interest.

18.   ATTORNEYS' FEES

      In case suit should be brought for any sum or services due hereunder, for the enforcement or interpretation of any of the terms or conditions of this Agreement, or because of any act which may arise out of the operation of the Photomask Business on the Complex, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

19.   AUTHORITY

      Harris and Align-Rite warrant and represent that their respective representatives executing this Agreement each have the full power and authority to execute this Agreement on behalf of Harris and Align-Rite, respectively, and that this Agreement, once executed by the signatory of Harris or Align-Rite, as the case may be, shall constitute a legal and binding obligation of that party and is fully enforceable in accordance with its terms.

IN WITNESS WHEREOF, Harris and Align-Rite have executed this Site Services Agreement as of the day and year first written above.


Harris Corporation                      Align-Rite, Inc.
Semiconductor Business Unit

/s/ W. Russell Morcom                   /s/ James L. MacDonald
By:  W. Russell Morcom                  By:  James L. MacDonald
V.P.-GM Operations                      Chairman of the Board

                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 1 of 4


------------------------------------------------------------------------------------------------------------------------------------
                                                              HSS PM                   T&M               Contract PM
                                                  ----------------------------------------------------------------------------------
     Bldg. 60: Facilities Systems/                                                     HSS     Contract  Contract     HSS      HSS
    Equipment Itemized Maintenance      Property          (@)      Plus    EST Hrs.   and/or    Work     Est. Cost    Est.     Est.
                                         Owner     PM     EST    Material    Cost   Contractor  Freq     $(K)/YR      Cost     Total
                                                  Freq.  HRS/YR   Cost+              Plus 20%                         +20%     Cost
                                                                   10%
------------------------------------------------------------------------------------------------------------------------------------
Champion Air Compressors (4)                AR     S      12                 $384       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Air Dryers, for Champion Air                AR     S       3                  $96       X        A       $5,500     $6,600
                                                ------------------------------------------------------------------------------------
Chillers (3)                                AR     W      52               $1,664       X       M/A     $14,000    $16,800
                                                ------------------------------------------------------------------------------------
Chiller Water Circulation Pumps (2)         AR     S       3                  $96       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Chilled Water piping (pipe, valve)          AR     -       0                   $0       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Chilled/Cooling water pumps (11)            AR     S      12                 $384       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Cooling Tower (1)                           AR   S/SA/A   28                 $896       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Cooling Tower Pumps (2)                     AR     S       3                  $96       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Make-up Water Piping (for scrubber,      AR/HSS1   -       0                   $0       X        -           $0         $0
cooling tower, chilled water)
                                                ------------------------------------------------------------------------------------
Chiller Plant Controls, DDC (CSI)***        AR     -       0                   $0       X        A       $1,900     $2,280
                                                ------------------------------------------------------------------------------------
Environmental Control DDC (Robert Shaw)     AR     -       0                   $0       X        -           $0          0
                                                ------------------------------------------------------------------------------------
Process Vacuum Pumps (2)                    AR     S       3                  $96       X        -           $0          0
                                                ------------------------------------------------------------------------------------
Boiler (1)                                  AR     -       0                   $0       X        A       $2,000     $2,400
                                                ------------------------------------------------------------------------------------
Air Handling Units (AHUs), (14)             AR     S      24                 $768       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Humidifiers, duct mounted (4)               AR     A       4                 $128       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Filters (prefilters and recirculation       AR     -       0                   $0       X       M/Q      $6,000     $7,200
filters for AHUs, excluding
Hi-Efficiency filters)
                                                ------------------------------------------------------------------------------------
Air Dist. Sys. (ductwork, Canopies,         AR     -       0                   $0       X        -           $0         $0
HEPAs)
                                                ------------------------------------------------------------------------------------
Heat Exhaust for mech, electrical &         AR     S       2                  $64       X        -           $0         $0
UPS rooms (4)
                                                ------------------------------------------------------------------------------------
HEPA Hood Certification (Canopies)          NA    SA      16                 $512       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Particle Measurement System (less           AR     M       6                 $192       X        A         $700       $840
Facility View Software)***
                                                ------------------------------------------------------------------------------------
Fume Scrubber (1)                           AR    W/S     28                 $896       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
Fume Exhaust Ductwork                       AR     S       2                  $64       X        -           $0         $0
                                                ------------------------------------------------------------------------------------
General Bldg. Interior (ceiling,            AR     -       0                   $0       X        -           $0         $0
walls, floor/raised floor, light bulbs)
                                                ------------------------------------------------------------------------------------
Fire Extinguishers Inspection               AR     -       0                   $0       X        M         $600       $720

------------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 2 of 4


------------------------------------------------------------------------------------------------------------------------------------
                                                              HSS PM                   T&M               Contract PM
                                                  ----------------------------------------------------------------------------------
     Bldg. 60: Facilities Systems/                                                     HSS     Contract  Contract     HSS      HSS
    Equipment Itemized Maintenance      Property          (@)      Plus    EST Hrs.   and/or    Work     Est. Cost    Est.     Est.
                                         Owner     PM     EST    Material    Cost   Contractor  Freq     $(K)/YR      Cost     Total
                                                  Freq.  HRS/YR   Cost+              Plus 20%                         +20%     Cost
                                                                   10%
------------------------------------------------------------------------------------------------------------------------------------
House Cleaning Vacuum, Supplied from     AR/HSS1   S       2                  $64       X         -          $0         $0
bldg 54 (1/3 sys cost)
                                                ------------------------------------------------------------------------------------
Process Piping (CDA, N2,  PV, IWW, etc.  AR/HSS1   -       0                   $0       X         -          $0         $0
                                                ------------------------------------------------------------------------------------
DI water Booster Pumps/Filters (2)         AR      S       3                  $96       X         -                      $0
                                                ------------------------------------------------------------------------------------
VESDA Fire Alarm (under raised floor,      AR      -       0                   $0       X         A        $500       $600
MEBES and Console)
                                                ------------------------------------------------------------------------------------
Emergency Generator (1)                    AR      W      52               $1,664       X         A      $5,000     $6,000
                                                ------------------------------------------------------------------------------------
UPS (1)                                    AR      -       0                   $0       X        SA      $1,200     $1,440
                                                ------------------------------------------------------------------------------------
Electrical Distribution Sys                AR      W     120               $3,840       X                    $0         $0
(switchgear, elect dist panel)
------------------------------------------------------------------------------------------------------------------------------------
HSS Owned, Maintained and Operated
Systems/Equip/Structure:
------------------------------------------------------------------------------------------------------------------------------------
15 KV Transformers (2)                    HSS      W      60               $1,920       X         A      $1,500     $1,800
                                                ------------------------------------------------------------------------------------
Bldg. Shell (ext. walls & roof) &         HSS                                  $0                                       $0
Concrete Floor
                                                ------------------------------------------------------------------------------------
Fire Alarm (less the VESDA system)        HSS      A      16                 $512                                       $0
                                                ------------------------------------------------------------------------------------
Fire Sprinkler                            HSS      Q      32               $1,024                 Q        $500       $600
                                                ------------------------------------------------------------------------------------
Bathroom(s) and Under Slab Plumbing       HSS      -       0                   $0                                       $0
------------------------------------------------------------------------------------------------------------------------------------
Consumables: (provided to AR by HSS)
------------------------------------------------------------------------------------------------------------------------------------
Electricity (present rates 0.043 $/KWH)                                        $0                                       $0
                                                                --------------------------------------------------------------------
Nitrogen ($1.80 per 1000 cubic feet;                                           $0                                       $0
$2.60 per 1000 cubic feet if Nitrogen
plant is not operational)
                                                                --------------------------------------------------------------------
DI Water $28 per 1,000 Gallon                                                  $0                                       $0
                                                                --------------------------------------------------------------------
City Water (present rate $3.55 per                                             $0                                       $0
1,000 gallon)
                                                                --------------------------------------------------------------------
Clean Dry Comp. Air (trade air for                                             $0                                       $0
chilled water to cool Harris' Centac
air compressor)
                                        --------------------------------------------------------------------------------------------
HSS will add a fixed administrative                                            $0                                       $0
cost of $125 per month per each
metered consumable
------------------------------------------------------------------------------------------------------------------------------------
                                                         483              $15,456                       $39,400    $47,280
------------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 3 of 4

DEFINITIONS:

AR = Align-Rite                            W = Weekly         S = Every 4 Months
HSS = Harris Semiconductor Sector          M = Monthly        SA = Semi Annual
PM = Preventive Maintenance                Q = Quarterly      A = Annual
CPM = Contractor Preventative Maintenance
T&M = Time & Materials

AR/HSS1 = AR owns inside the building and HSS owns outside the building. If meter exists then AR owns downstream of meter and HSS owns meter and upstream of meter
Estimated costs based upon straight time.
(@) = bill for actual hours

HSS owned system: the cost for maintaining and operating these systems is part of the Lease. (not services to AR)

T&M HSS/Contractor: This will cover any work outside the PM or contracted-out work. Example: Break downs, system modification, upgrades, Work Orders

Coverage = 7x24x363

The particle measurement system in bldg. 60 is owned by AR but the front end software (PMS Facility View) is owned by HSS. DI Water Cost includes: Cooling Tower Water, Scrubber Water, Waste Water Treatment, Electric, Chemicals, N2, Labor and Material to run the system.

                                    Exhibit A
     Facilities Systems/Equipment Maintenance and Utilities - Page 4 of 4

--------------------------------------------------------------------------------
HSS Skilled Trades
--------------------------------------------------------------------------------
      Job Category     FY99 Rate/hr.        Overtime          Premium
--------------------------------------------------------------------------------
Administration            $26.00             $39.00           $52.00
Mechanic                  $32.00             $48.00           $64.00
Drafting                  $32.50             $48.75           $65.00
Engineer                  $58.50
Construction Mgt.         $39.00             $58.50           $78.00
--------------------------------------------------------------------------------
HSS Non-Skilled Trades
--------------------------------------------------------------------------------
      Job Category      FY99 Rate/hr.       Overtime          Premium
--------------------------------------------------------------------------------
Janitor                    $11.02            $16.54           $22.05
Record Retention           $19.50            $29.25           $39.00
Mover                      $25.53            $38.30           $51.06
--------------------------------------------------------------------------------
Rates are: avg. actual plus fringe plus 30% overhead
--------------------------------------------------------------------------------
Job Category            FY99 Rate/hr.       Materials        Contractor
--------------------------------------------------------------------------------
Administration             $26.00           Cost + 10%    Administrative + 20%
Mechanic                   $32.00
Drafting                   $32.50
Engineer                   $58.50
--------------------------------------------------------------------------------
Construction Mgt.          $39.00
--------------------------------------------------------------------------------

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HSS Skilled Trades (Mechanics) FY 99 Age Rates                 HSS Non-Skilled Trades
--------------------------------------------------------------------------------------------------------------
        Trade            Avg.$/hr plus       Rate plus 30%          Trade        Avg.$/hr plus   Rate plus 30%
                            fringe                                                  fringe
--------------------------------------------------------------------------------------------------------------
Bldg. Mgt. Sys.             $25.34               $32.94        Janitor               $8.48          $11.02
Electrician                 $24.25               $31.53        Record Retention     $15.00          $19.50
HVAC                        $22.33               $29.03        Mover                $19.64          $25.53
Plumber                     $24.98               $32.47
Hi-Purity Gas Weld          $29.20               $37.96
Multi-Skilled Crafts        $21.35               $27.76
Glass Blower                $26.09               $33.92
--------------------------------------------------------------------------------------------------------------
AVERAGE RATE                $24.58               $32.23        AVERAGE RATE         $14.37          $18.69
--------------------------------------------------------------------------------------------------------------

                                    Exhibit B
                             Training & Development
--------------------------------------------------------------------------------
Services Description
--------------------------------------------------------------------------------
1.    New Hire Orientation
--------------------------------------------------------------------------------
2.    Dept. Transfer Orientation
--------------------------------------------------------------------------------
3.    Training Coordination for Teams
--------------------------------------------------------------------------------
4.    Team Meeting Facilitation
--------------------------------------------------------------------------------
5.    Knowledge Broker to Teams and Management
--------------------------------------------------------------------------------
6.    Internal and External Audit Support
--------------------------------------------------------------------------------
7.    Coordination/Maintenance of TRACS; SAFIRE; PACE; DOCS; HUB
--------------------------------------------------------------------------------
8.    Presentation Coaching to Teams
--------------------------------------------------------------------------------
9.    Required Platform Team Training
--------------------------------------------------------------------------------
10.   Compliance Training
--------------------------------------------------------------------------------
11.   Operator Certification Program Coordination
--------------------------------------------------------------------------------
12.   Goal Deployment process
--------------------------------------------------------------------------------
13.   Team Interventions to Improve Behaviors
--------------------------------------------------------------------------------
14.   Experiential Learning Intervention Expertise
--------------------------------------------------------------------------------
15.   Team Development Program Coordination
--------------------------------------------------------------------------------
16.   Local Steering Committee Membership
--------------------------------------------------------------------------------
17.   Site Communications, Palm Bay Pulse Team Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Itemized Services                        Approx. Cost ($)
--------------------------------------------------------------------------------
1.    Training Classes, see Exhibit "C"  $12.50 /hr/person plus materials
--------------------------------------------------------------------------------
2.    Facilitation                       $320.00 / day
--------------------------------------------------------------------------------
3.    Technical Training Center          $12.50 /hr/person plus materials
--------------------------------------------------------------------------------

See Exhibit "C" for a list of classes provided and the cost. Additional classes will be added to this list, as well as terminated and updated classes. Align-Rite will be informed of class additions, terminations and updating. Any costing changes will be reviewed with Align-Rite before any increase in charges are occurred.

Continental Breakfasts, Lunches and afternoon snacks for the longer classes will be the responsibility of Align-Rite.

                                    Exhibit C
                      Training & Development - Page 1 of 2

                   Palm Bay Manufacturing Training Department

                                  Course Costs
                        (These are per student charges.)


-----------------------------------------------------------------------------------------------------------
  PACE #        Manufacturing CORE Course Classes        HRS         Material $     Tuition $       Total $
-----------------------------------------------------------------------------------------------------------
TECHNICAL
-----------------------------------------------------------------------------------------------------------
AD8X-42      HARRIS 8D ROADMAP (no experience)             8            $60.00        $100.00       $160.00
-----------------------------------------------------------------------------------------------------------
TBD          HARRIS 8D ROADMAP (review)                    4            $40.00         $50.00        $90.00
-----------------------------------------------------------------------------------------------------------
AD85-05      WORKSTREAM                                    4            $30.00         $50.00        $80.00
-----------------------------------------------------------------------------------------------------------
AD8R-34      CAPA/CARS                                     2            $20.00         $25.00        $45.00
-----------------------------------------------------------------------------------------------------------
AD8Y-06      TPM OVERVIEW                                  1            $10.00         $12.50        $22.50
-----------------------------------------------------------------------------------------------------------
AD8R-42      TOC OVERVIEW                                  2            $20.00         $25.00        $45.00
-----------------------------------------------------------------------------------------------------------
AD8P-01      SPC for NEW HIRES                            12            $25.00        $150.00       $175.00
-----------------------------------------------------------------------------------------------------------
AD8P-15      FUNCTIONAL SPC                               20            $50.00        $250.00       $300.00
-----------------------------------------------------------------------------------------------------------
AD8R-46      IYM OVERVIEW                                  2            $20.00         $25.00        $45.00
-----------------------------------------------------------------------------------------------------------
AD8N-11      GOAL DEPLOYMENT                               8            $50.00        $100.00       $150.00
-----------------------------------------------------------------------------------------------------------
AD8R-01      5 S CAND0                                     2            $20.00         $25.00        $45.00
-----------------------------------------------------------------------------------------------------------
AEU4-15      PRODUCT SUBSTITUTION                          2            $20.00         $25.00        $45.00
-----------------------------------------------------------------------------------------------------------

                                    Exhibit C
                      Training & Development - Page 2 of 2
                              Course Costs (cont.)

-----------------------------------------------------------------------------------------------------------
   PACE #        Manufacturing CORE Course Classes         HRS     Material $     Tuition $       Total $
-----------------------------------------------------------------------------------------------------------
   SOCIAL
-----------------------------------------------------------------------------------------------------------
  AD8X-06    TEAM DYNAMICS (4-2 hour sessions optional)     8        $50.00        $100.00        $150.00
-----------------------------------------------------------------------------------------------------------
  AD8N-21    MEETING DYNAMICS                               4        $30.00         $50.00        $80.00
-----------------------------------------------------------------------------------------------------------
  AD8X-11    CONFLICT 101                                   2        $20.00         $25.00        $45.00
-----------------------------------------------------------------------------------------------------------
  AD8X-06    TEAM BEST PRACTICES                            4        $30.00         $50.00        $80.00
-----------------------------------------------------------------------------------------------------------
  AD8X-16    EFFECTIVE COMMUNICATIONS                       2        $20.00         $25.00        $45.00
-----------------------------------------------------------------------------------------------------------
  AD8M-28    SEMISPEAKS                                     4        $30.00         $50.00        $80.00
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   PACE #        Manufacturing CORE Course Classes         HRS     Material $     Tuition $       Total $
-----------------------------------------------------------------------------------------------------------
SAFETY
-----------------------------------------------------------------------------------------------------------
  AEU4-17    HAZARD COMMUNICATION/RIGHT TO KNOW             1        $10.00         $12.50        $22.50
-----------------------------------------------------------------------------------------------------------
  AD8T-01    HAZARDOUS ENERGY CONTROL (level 2)             2        $20.00         $25.00        $45.00
-----------------------------------------------------------------------------------------------------------
LEADERSHIP
-----------------------------------------------------------------------------------------------------------
  AD8N-48    EFFECTIVE COACHING BEHAVIORS                   8        $50.00        $100.00        $150.00
-----------------------------------------------------------------------------------------------------------
  AD8N-04    FACILITATION SKILLS WORKSHOP 101               8        $50.00        $100.00        $150.00
-----------------------------------------------------------------------------------------------------------
  AD8N-23    ADVANCED FACILITATION SKILLS                   8        $75.00        $100.00        $175.00
-----------------------------------------------------------------------------------------------------------

                                    Exhibit D
                                   Calibration
--------------------------------------------------------------------------------
Itemized Services                                       Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1.    Calibration and repair service
--------------------------------------------------------------------------------
2.    Repair $78/hr as requested
--------------------------------------------------------------------------------
3.    Calibration $78/hr (estimate is 88hrs/year or     approximately $572.00
      $6864.00/yr)
--------------------------------------------------------------------------------

                      Exhibit E - Calibration - Page 1 of 3

--------------------------------------------------------------------------------------------------------------------------------
PROP. ID         MFR.           MFR.          EQ.              MFR           DUE            ROOM            CAL            CAL
                NAME           MODEL          DESC.          SER. NO         DATE            LOC           STATUS         INTVL.
--------------------------------------------------------------------------------------------------------------------------------
 920918           PMS            110        PTCL COUNT       0688-116        4/17/99         MASK            IP             365
--------------------------------------------------------------------------------------------------------------------------------
 014104        PREC INV                     CONTROLLER      9155 CHMB        4/21/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 930187           OSI           NIKON        MEAS SYS          5354          5/1/99          MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 010299          NIKON            6         COMPARATOR        BAY 3          5/1/99          MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 912243           OAI         316/365NM      EXPOS MTR      C399 C551        5/19/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 011698         HONWLL          612X9        T-RH-REC         378033         5/20/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 010096         SOLOMAT          455         T-RH-MTR                        5/25/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 004098          BACH         T-SCRIBE       TEMP REC                        5/26/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 012468          BLEUM        TOUCH MST        OVEN                          6/1/99          BAY2            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 012465           KLA            101         INSP STA                        6/1/99          BAY1            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 012470       QUANTRONIX       DRS 21         RPR STA          108           6/1/99          BAY3            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 012466       QUANTRONIX        DRS 1         RPR STA           64           6/1/99          BAY1            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 014484          OHAUS        700/1610       3 BALANCE                       6/4/99          MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 913401           OAI            316         EXPOS MTR      C438 C279        6/9/99          MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 006576           KLA                        INSP STA                        6/15/99         MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 013971          FLUKE          8021B           DMM          4855155         6/22/99         SHOP            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 012462           ATC            SEC           TIMER         BAY # 1         7/7/99          MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 014292           ATC                          TIMER                         7/7/99          MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 014294           ATC                          TIMER                         7/7/99          MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 013279           ATC            SEC           TIMER          BAY #1         7/7/99          MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 014291           ATC                          TIMER                         7/19/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 014293           ATC                          TIMER                         7/19/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 014295           ATC                          TIMER                         7/19/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 014296           ATC                          TIMER                         7/19/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 955104           TEK          THS730A      DIG OSCOPE       B012042         7/21/99         MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 910608           TEK           AM503       C PROBE AMP      B052654         7/22/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 909643           TEK          FG 502        FUNC GEN        B050365         7/22/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 910211           TEK          DC 503A        COUNTER        B022152         7/22/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 013615           TEK           2236          OSCOPE         B016189         7/29/99         MASK            XX             182
--------------------------------------------------------------------------------------------------------------------------------
 010287          LEITZ         ERGOLUX      COMPARATOR         BAY2          8/26/99         MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 010279           B&L            4X         MICROSCOPE                       8/26/99         MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 010283           B&L            6X         MICROSCOPE                       8/26/99         MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 012565          MANN             S         MICROSCOPE                       8/26/99         MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------
 010455          LEITZ                      MICROSCOPE                       8/26/99         MASK            XX             365
--------------------------------------------------------------------------------------------------------------------------------

PROP. ID            CAL            CAL             REP           CAL            CAL               REP         Defect
                    CODE          HOURS           HOURS          DATE           TIMES            TIMES         Rate
-------------------------------------------------------------------------------------------------------------------
 920918             IOPP            0.5             0           4/17/98           5               1             20%
--------------------------------------------------------------------------------------------------------------------
 014104             HIP             0.5             0          10/21/98           10              0             0%
--------------------------------------------------------------------------------------------------------------------
 930187             HIP              1              0           5/1/98            9               0             0%
--------------------------------------------------------------------------------------------------------------------
 010299             HIP              1              0           5/1/98            10              0             0%
--------------------------------------------------------------------------------------------------------------------
 912243             VCAL             1              0          11/18/98           10              1             30%
--------------------------------------------------------------------------------------------------------------------
 011698             HCAL             2              0          11/19/98           20              0             0%
--------------------------------------------------------------------------------------------------------------------
 010096             HCAL             6              0          11/24/98           20              0             0%
--------------------------------------------------------------------------------------------------------------------
 004098             HCAL             1             0.5         11/25/98           19              4             21%
--------------------------------------------------------------------------------------------------------------------
 012468             HIP             0.5             0           6/1/98            9               0             0%
--------------------------------------------------------------------------------------------------------------------
 012465             HIP             0.5             0           6/1/98            9               0             0%
--------------------------------------------------------------------------------------------------------------------
 012470             IOPP            0.5             0           6/1/98            9               0             0%
--------------------------------------------------------------------------------------------------------------------
 012466             IOPP            0.5             0           6/1/98            9               0             0%
--------------------------------------------------------------------------------------------------------------------
 014484             HCAL             1              0           12/4/98           7               0             0%
--------------------------------------------------------------------------------------------------------------------
 913401             VCAL             1              0           12/9/98           12              0             8%
--------------------------------------------------------------------------------------------------------------------
 006576             HIP              1              0           6/15/98           9               0             0%
--------------------------------------------------------------------------------------------------------------------
 013971             HCAL             1              0           6/22/98           6               0             0%
--------------------------------------------------------------------------------------------------------------------
 012462             HIP             0.5             0           1/6/99            17              0             0%
--------------------------------------------------------------------------------------------------------------------
 014292             HIP             0.5             0           1/6/99            9               0             0%
--------------------------------------------------------------------------------------------------------------------
 014294             HIP             0.5             0           1/6/99            10              0             0%
--------------------------------------------------------------------------------------------------------------------
 013279             HIP             0.5             0           1/6/99            15              0             0%
--------------------------------------------------------------------------------------------------------------------
 014291             HIP             0.5             0           1/18/99           9               0             0%
--------------------------------------------------------------------------------------------------------------------
 014293             HIP             0.5             0           1/18/99           10              0             0%
--------------------------------------------------------------------------------------------------------------------
 014295             HIP             0.5             0           1/18/99           9               0             0%
--------------------------------------------------------------------------------------------------------------------
 014296             HIP             0.5             0           1/18/99           9               0             0%
--------------------------------------------------------------------------------------------------------------------
 955104             HCAL             2              0           7/21/98           2               0             0%
--------------------------------------------------------------------------------------------------------------------
 910608             HCAL             1              0           1/21/99           19              0             0%
--------------------------------------------------------------------------------------------------------------------
 909643             HCAL             1              0           1/21/99           19             00             0%
--------------------------------------------------------------------------------------------------------------------
 910211             HCAL             1              0           1/21/99           19             00             0%
--------------------------------------------------------------------------------------------------------------------
 013615             HCAL             2              0           1/28/99           9              00             0%
--------------------------------------------------------------------------------------------------------------------
 010287             HIP             0.5             0           8/26/98           6               1             17%
--------------------------------------------------------------------------------------------------------------------
 010279              PM              1              0           8/26/98           25              0             0%
--------------------------------------------------------------------------------------------------------------------
 010283              PM              1              2           8/26/98           24              1             4%
--------------------------------------------------------------------------------------------------------------------
 012565              PM              1              1           8/26/98           22              1             5%
--------------------------------------------------------------------------------------------------------------------
 010455              PM              1              0           8/26/98           23              0             0%
--------------------------------------------------------------------------------------------------------------------

 911499           LEITZ        ORTHOLUX      MICROSCOPE                       8/26/99         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 011054            OSI           NIKON       MICROSCOPE         5345          8/28/99         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 012100           LEITZ        ORTHOLUX      MICROSCOPE                       8/28/99         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 010289           LEITZ         ERGOLUX      MICROSCOPE                       8/28/99         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 010290           LEITZ        POLOROID        CAMERA                         8/28/99         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 012563           LEITZ        POLOROID        CAMERA                         8/28/99         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 012096           LEITZ       METALLOPLN     MICROSCOPE                       8/28/99         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 009619          SOLOMAT          455         T-RH-MTR         51509          9/16/99         MASK            XX             182
---------------------------------------------------------------------------------------------------------------------------------
 906733          OLYMPUS         BHMJL       MICROSCOPE        200059         9/30/99         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 015109         ASHCROFT         1009        PRES. GUAGE                     10/11/99         MASK            XX             182
---------------------------------------------------------------------------------------------------------------------------------
 501234         KEITHLEY          178            DMM           10139          12/9/99         PHMK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 012559           NIKON           2-1        LASER MEAS        BAY #4         1/18/00         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 014289           FLUKE          8020B           DMM          4155192         1/28/00         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 014300           FLUKE          8021B           DMM          4920167         2/1/00          MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 014290           FLUKE          8021B           DMM          4915075         2/1/00          MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 014288           FLUKE          8020B           DMM          4660116         2/1/00          MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 907713         KEITHLEY          179            DMM           28969          2/11/00         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 911739          OLYMPUS         BHMJL       MICROSCOPE        203562         3/24/00         ANAL            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 010284           WILD           M-450       MICROSCOPE                       3/31/00          LAB            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 913752          OLUMPUS         BHMJL       MICROSCOPE        203594         4/4/00          1113            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 011407           OMEGA          871 K        DIG TEMP                        4/13/00         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 904903            B&L            7X         MICROSCOPE                       4/15/00         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 012095           LEITZ         ERGOLUX      MICROSCOPE        027542         4/15/00         OFFI            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 012101            B&L         MICROZOOM     MICROSCOPE        61187          4/15/00         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------
 014816           FLUKE          8060A           DMM          6486034         4/20/00         MASK            XX             365
---------------------------------------------------------------------------------------------------------------------------------

 PROP. ID           CAL            CAL             REP           CAL            CAL               REP         Defect
                    CODE          HOURS           HOURS          DATE           TIMES            TIMES         Rate
 --------------------------------------------------------------------------------------------------------------------------------
 911499              PM              1              2           8/26/98           25              2             8%
---------------------------------------------------------------------------------------------------------------------------------
 011054             HIP              1              0           8/28/98           9               0             0%
---------------------------------------------------------------------------------------------------------------------------------
 012100              PM              1              0           8/28/98           22              0             0%
---------------------------------------------------------------------------------------------------------------------------------
 010289              PM              1              4           8/28/98           16              2            13%
---------------------------------------------------------------------------------------------------------------------------------
 010290              PM              1              0           8/28/98           22              0             0%
---------------------------------------------------------------------------------------------------------------------------------
 012563              PM              1              0           8/28/98           22              0             0%
---------------------------------------------------------------------------------------------------------------------------------
 012096              PM              1              1           8/28/98           21              1             5%
---------------------------------------------------------------------------------------------------------------------------------
 009619             HCAL            3.5            0.5          3/18/99           20              2            10%
---------------------------------------------------------------------------------------------------------------------------------
 906733              PM              1              4           9/30/98           17              7            41%
---------------------------------------------------------------------------------------------------------------------------------
 015109             RCAL             1                          4/12/99           1               0             0%
---------------------------------------------------------------------------------------------------------------------------------
 501234             HCAL             1              1           12/9/98           10              1            10%
---------------------------------------------------------------------------------------------------------------------------------
 012559             HIP              1              0           1/18/99           9               0             0%
---------------------------------------------------------------------------------------------------------------------------------
 014289             HCAL             1              0           1/28/99           5               0             0%
---------------------------------------------------------------------------------------------------------------------------------
 014300             HCAL             1              0           2/1/99            5               0             0%
---------------------------------------------------------------------------------------------------------------------------------
 014290             HCAL             1              0           2/1/99            5               0             0%
---------------------------------------------------------------------------------------------------------------------------------
 014288             HCAL             1              0           2/1/99            5               0             0%
---------------------------------------------------------------------------------------------------------------------------------
 907713             HCAL             1              0           2/11/99           10              1            10%
---------------------------------------------------------------------------------------------------------------------------------
 911739              PM              1              1           3/25/99           23              2             9%
---------------------------------------------------------------------------------------------------------------------------------
 010284              PM              1              0           4/1/99            17              0             0%
---------------------------------------------------------------------------------------------------------------------------------
 913752              PM              1              1           4/5/99            19              1             5%
---------------------------------------------------------------------------------------------------------------------------------
 011407             HCAL           0.75            0.5          4/14/99           11              2            18%
---------------------------------------------------------------------------------------------------------------------------------
 904903              PM              1              0           4/16/99           25              0             0%
---------------------------------------------------------------------------------------------------------------------------------
 012095              PM              1              1           4/16/99           28              3            11%
---------------------------------------------------------------------------------------------------------------------------------
 012101              PM              1              0           4/16/99           25              0             0%
---------------------------------------------------------------------------------------------------------------------------------
 014816             HCAL             1                          4/21/99           2               0             0%
---------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit F
           Factory Control Systems & VMS Administration - Page 1 of 2

1.    Factory Control Application Services:

      a)    24x7x365 Coverage for Application Problem Resolution
      b)    Application-level Security Administration
      c)    WorkStream Database Administration
      d)    WorkStream Application Modeling
      e)    Application Performance Monitoring and Tuning
      f)    Job Scheduling
      g)    Rules-based Event Monitoring for Applications, Databases and Batch
            Jobs
      h)    Enhancements to Internally-developed Systems
      i)    Product Upgrades for existing Commercial Software Packages
      j)    Development of Custom Software Solutions
      k)    Deployment and Maintenance of new Commercial Software Packages

Service Cost

$1,500/Month + $85/Hour Weekdays 8AM-5PM; $105/Hour Weekdays 5PM-8AM, Weekends or National Holidays

Conditions:

1. Align-Rite will be charged a 2 hour minimum for any call received weekdays between 5PM-8AM or on weekends or national holidays.
2. Harris reserves the right to terminate or change this service with (90) days advance notice to Align-Rite.
3.    Align-Rite reserves the right to terminate or change this service with
      (90) days advance notice to Harris.
4.    The service fees are valid from July 4, 1999 through June 30, 2000.
5.    Harris will bill Align-Rite at most monthly.
6. Harris will require Align-Rite stay current with Harris revisions of commercial and internally developed systems for applications used by both companies. Timing of upgrades will be negotiated with Align-Rite.

Definitions/Explanations:

1. The $1,500/month flat fee covers management overhead and separate accounts payable/receivable services associated with providing this outside service.

2.    VMS Administration Services:
      The Harris Computing and Communications Services group will provide Align-Rite with the following VMS administration services:

      a)    24x7x365 Coverage for VMS Problem Resolution
      b)    Rules-based Event Monitoring
      c)    System Security Administration
      d)    Account Administration

      e)    File and Print Services
      f)    VMS Network Administration (TCP/IP, DECnet)
      g)    VAX-Mail Services
      h)    VMS Capacity Planning
      i)    Help Desk Problem Tracking and Call Routing
      j)    Hardware and Software Installation and Upgrades

Service Cost:

$2,000/Month + $85/Hour Weekdays 8AM-5PM; $105/Hour Weekdays 5PM-8AM, Weekends or National Holidays

Conditions:

1. Align-Rite will be charged for 2 hour minimum for any call received weekdays between 5PM-8AM or on weekends or national holidays.
2. Harris reserves the right to terminate or change this service with (90) days advance notice to Align-Rite.
3.    Align-Rite reserves the right to terminate or change this service with
      (90) days advance notice to Harris.
4. Align-Rite will be billed for a minimum 20 hours/week at $85/hour from the time the definitive agreement is signed through the completion of the VAX cluster re-configuration project.
5. Align-Rite will be billed for a minimum 10 hours/week at $85/hour after the VAX cluster reconfiguration project.
6. The service fees are valid from July 4, 1999 through June 30, 2000. 7. Harris will bill Align-Rite at most monthly. 8. Harris will require Align-Rite stay current with Harris revisions of VMS layered and 3rd-party products on the Align-Rite Factory Control Systems VAX. Timing of upgrades will be negotiated with Align-Rite.

Definitions/Explanations:

1.    The $2,000/month flat fee covers Help Desk and Accounts
      Payable/Receivables services along with VMS administration management overhead.
2.    The hour rate will only be applied to VMS administration labor.
3.    UNIX Voyage website ordering Service costs.

      a)    One time set up fee of $120.00
      b)    $216.00 per month utilization charge.

                                    Exhibit G
                 Desktop Computing Services (DCS) - Page 1 of 2

--------------------------------------------------------------------------------
Services Description                                              Frequency
--------------------------------------------------------------------------------
1.    Help Desk first level support for hardware and/or           As needed.
      software issues (we purchase from Corporate).
--------------------------------------------------------------------------------
2.    DCS on-site second level support for hardware               As needed.
      and/or software issues.
--------------------------------------------------------------------------------
3.    Purchasing of all hardware and/or software.                 As needed.
--------------------------------------------------------------------------------
4.    Asset Tracking, compliance, licensing                       On-going.
      for all computing Assets.
--------------------------------------------------------------------------------
5.    Software Distribution for software upgrades,                As needed.
      McAfee .dat file Updates, Y2K issues, fixes,
      etc...
--------------------------------------------------------------------------------
6.    File/Print Services (we purchase from                       24 x 7
      Corporate).
--------------------------------------------------------------------------------
7.    Messaging Services, i.e. Exchange (we purchase              24 x 7
      from Corporate)
--------------------------------------------------------------------------------
8.    Installations/configurations of all Standard Client         As needed.
      computing Assets, i.e. labtops, PC's, printers,
      scanners, etc...
--------------------------------------------------------------------------------
9.    Loaner labtops/PC's.                                        As needed.
--------------------------------------------------------------------------------
10.   WinFrame server capabilities.                               As needed.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Name                     Purpose (Include        Qty          Ownership         Annual
                         Computing Platform)     Licenses                       Service
                                                                             Contract Cost
----------------------------------------------------------------------------------------------
                                                            ITG   Non-ITG
----------------------------------------------------------------------------------------------
Client End:
----------------------------------------------------------------------------------------------
1.  Win 95 or NT Wkstn    Operating Systems        All                       Non-Transferable
----------------------------------------------------------------------------------------------
2.  MS Office Pro 95      Word, Excel,             All                       Non-Transferable
                          Powerpoint, Access
----------------------------------------------------------------------------------------------
3.  MS Project            Project Scheduling       All                       Non-Transferable
----------------------------------------------------------------------------------------------
4.  Internet Explorer     Internet Access          All                       Non-Transferable
----------------------------------------------------------------------------------------------
5.  Outlook 97            E-mail (going to 98      All                       Non-Transferable
                          August)
----------------------------------------------------------------------------------------------
6.  Onnet 4.0             Mainframe Emulation      All                       See attached
----------------------------------------------------------------------------------------------
7.  Exceed                Unix emulation           All                       Non-Transferable
----------------------------------------------------------------------------------------------
8.  KeaTerm               Vax emulation            All                       See attached
----------------------------------------------------------------------------------------------
9.  McAfee AntiVirus      Virus Protection         All                       (Corp Site Lic)
----------------------------------------------------------------------------------------------
10. Adobe Acrobat 3.0     Writer - document        1                         No maint - License
                          exchange                                           Transfer
----------------------------------------------------------------------------------------------
11. PGP (Enterprise Sec.)
----------------------------------------------------------------------------------------------
12. Labelworks            Mask box labels          2                         No maint - License
                                                                             transfer
----------------------------------------------------------------------------------------------
13. ProComm Plus          W/modem for incoming     1                         No maint - License
                          data PC                                            transfer
-----------------------------------------------------------------------------------------------
14. Visual Basic          Programming Language     2                         Non-Transferable
-----------------------------------------------------------------------------------------------
15. Pearl                 Scripting Language       1
-----------------------------------------------------------------------------------------------
16. VISA Billing
    w/modem
-----------------------------------------------------------------------------------------------
17. ConnX                 Connectivity to
                          WorkStream
-----------------------------------------------------------------------------------------------
18. Front Page            Web Page Administration
-----------------------------------------------------------------------------------------------
19. Visio                 Drawings/Presentations                            See attached
-----------------------------------------------------------------------------------------------
20. Lview                 Graphics Viewer          1                        No maint - license
                                                                            transfer
-----------------------------------------------------------------------------------------------
21. WinZip                File compression                                  No maint - license
                                                                            transfer
-----------------------------------------------------------------------------------------------
22. Various Single                                                          See attached
    apps
-----------------------------------------------------------------------------------------------


                                    Exhibit G
                 Desktop Computing Services (DCS) - Page 2 of 2
--------------------------------------------------------------------------------------------
Name                     Purpose (Include        Qty         Ownership        Annual
                         Computing Platform)     Licenses                     Service
                                                                           Contract Cost
--------------------------------------------------------------------------------------------
Server End:
--------------------------------------------------------------------------------------------
1. NT Server             File/Print Services     1                         Non-Transferable
--------------------------------------------------------------------------------------------
2. Exchange Server       E-mail messaging        1                         Non-Transferable
--------------------------------------------------------------------------------------------
3. Server Backup SW      Server tape backup
--------------------------------------------------------------------------------------------

                                    Exhibit H
                 Desktop Computing Services (DCS) - Page 1 of 2


------------------------------------------------------------------------------------------------------------------------------------
Asset #   Description                              Div   Dept        Class   Bldg      SN                Model             Present?
------------------------------------------------------------------------------------------------------------------------------------
930811A   COMPAQ 433 B HOGAN                       R     7120        W       60        A336HGN52720      486/33DXS         YES
------------------------------------------------------------------------------------------------------------------------------------
931193A   COMPAQ 386/R MANION (AT HOME)            R     7150        W       60        4850HSEH1296      386/20E           YES
------------------------------------------------------------------------------------------------------------------------------------
940553A   COMPAQ 286 CLEAN ROOM PARTICLE MONITOR   R     7120        W       60        4925HZ1H1491      286E              YES
------------------------------------------------------------------------------------------------------------------------------------
940553B   ADD ON COSTS                             R     7110        Z       60
------------------------------------------------------------------------------------------------------------------------------------
942361A   GATEWAY 2000/E MOREY                     R     7150        W       60        1141494           486-33            YES
------------------------------------------------------------------------------------------------------------------------------------
942605A   COMPAQ 575 L PINTO                       R     7150        W       56        6533HMY60497      575               YES
------------------------------------------------------------------------------------------------------------------------------------
942606A   COMPAQ 575 PHUNG LUU                     R     7150        W       56        D533HMY6E997      575               YES
------------------------------------------------------------------------------------------------------------------------------------
942658A   COMPUADD 486 L GUTHRIDGE                 R     7150        W       56        746038            486-33V           YES
------------------------------------------------------------------------------------------------------------------------------------
943988A   COMPAQ 486/MASK SHOP/TOM THUM BOX        R     7150        W       60        A507HNC3H712      PROLINEA MT 4/6   YES
------------------------------------------------------------------------------------------------------------------------------------
952070A   DELL P75/E HELMS                         R     7110        W       60        4YLZF             DIMENSION P75     YES
------------------------------------------------------------------------------------------------------------------------------------
952074A   DELL P75/B MITCHELL                      R     7150        W       60        4YLZF             DIMENSION P75     YES
------------------------------------------------------------------------------------------------------------------------------------
952292A   DELL OPTIPLEX/CUST SVC DATA PC "MORRIS"  R     7150        W       56        52PTV             466/MT            YES
------------------------------------------------------------------------------------------------------------------------------------
952566A   COMPAQ DESKPRO575/D FLEMING              R     7150        W       56        6533HMY60608      575               YES
------------------------------------------------------------------------------------------------------------------------------------
952705A   COMPAQ DESKPRO - SHEILA TYRE             R     7150        W       56        6533HMY6D442      575               YES
------------------------------------------------------------------------------------------------------------------------------------
952796A   COMPAQ DESKPRO 575/DOUG QUINN            R     7110        W       60        G540HMY70498      575MT             YES
------------------------------------------------------------------------------------------------------------------------------------
952825A   COMPAQ 575/PATRICK SCHAPPERT             R     7120        W       60        D533HMY6322       575MT             YES
------------------------------------------------------------------------------------------------------------------------------------
953139A   COMPAQ 486/W KERVIN/ MEBES SYSTEM        R     7140        W       56        6422HKD30305      575MT             YES
------------------------------------------------------------------------------------------------------------------------------------
953651A   COMPAQ DP5100/CARMEN ROMANO              R     7120        W       56        6602HNX7D297      Apr-66            YES
------------------------------------------------------------------------------------------------------------------------------------
953666A   COMPAQ DESKPRO - SUSAN UMBERGER          R     7150        W       60        D533HMY60732      5100              YES
------------------------------------------------------------------------------------------------------------------------------------
953785A   COMPAQ - "ROBERT SHAW" SYSTEM            R     7110        W       60        6650HVX66505      575               YES
------------------------------------------------------------------------------------------------------------------------------------
954441A   CPQ DESKPRO 2000 - W. KERVIN             R     9120        W       56        8639HVX60805      P133              YES
------------------------------------------------------------------------------------------------------------------------------------
954466A   CPQ DESKPRO 2000 - F TRIMBOLI            R     7120        W       60        8639HVX60506      2000              YES
------------------------------------------------------------------------------------------------------------------------------------
954808A   HP LASERJET PRINTER/CUSTOMER SERVICE     R     7150        Y       56        USB1031636        2000              YES
------------------------------------------------------------------------------------------------------------------------------------
955241A   COMPAQ P166/ A NATHANSON                 R     7120        W       56        6740BPN3D689      5000N             YES
------------------------------------------------------------------------------------------------------------------------------------
955632A   COMPAQ DP4000/ROBERT QUIGLEY             R     7150        S       56        6751BPN3P960      DP4000            YES
------------------------------------------------------------------------------------------------------------------------------------
Robert Quigley is no longer with Harris. His PC is in ITG Customer Service.
------------------------------------------------------------------------------------------------------------------------------------
955678A   COMPAQ DP4000/D MOFFETT                  R     7150        S       56        6750BPN3P648      DP4000            YES
------------------------------------------------------------------------------------------------------------------------------------

955680A   COMPAQ DP4000/SCOTT GALLAGHER            R     7140        S       56        6750BPN3P546      DP4000            YES
------------------------------------------------------------------------------------------------------------------------------------
955820A   LEXMARK PRINTER/ BILL AND SHIP           R     7150        Y       60        11-HW870          DP4000            YES
------------------------------------------------------------------------------------------------------------------------------------
955860A   COMPAQ 266/STEVE SUHLING                 R     7156        W       56        6825BZD2J052      S1855             YES
------------------------------------------------------------------------------------------------------------------------------------
955915A   COMPAQ DP SB/ED MILLS                    R     7150        W       56        6821BZG2J232      P266              YES
------------------------------------------------------------------------------------------------------------------------------------
955916A   COMPAQ DB/WALTER RAUCH                   R     7150        W       56        6821BZG2J184      P300              YES
------------------------------------------------------------------------------------------------------------------------------------
955938A   COMPAQ DP SB/BOBBY QUINN                 R     7110        S       60                          P300              YES
------------------------------------------------------------------------------------------------------------------------------------
955947A   COMPAQ DP SB/NORM MILLER                 R     7120        S       60        6824BYS2J132      P300              YES
------------------------------------------------------------------------------------------------------------------------------------
          PCs not on original list:                                                                      P2 350
------------------------------------------------------------------------------------------------------------------------------------
955033    COMPAQ DP/C BURNS                        R     7110                60        6719HVX6B059                        YES
------------------------------------------------------------------------------------------------------------------------------------
955073    COMPAQ DP/R MANION (AND OTHERS)          R     7120                60        6552HVX6H820      ?                 YES
------------------------------------------------------------------------------------------------------------------------------------
955153    COMPAQ DP/"BILL AND SHIP" SYSTEM         R     7150                60        6735BPN3D223      ?                 YES
------------------------------------------------------------------------------------------------------------------------------------
94446A    Protege 650 CT laptop/Jim Millspaugh     R                                                                   ?
------------------------------------------------------------------------------------------------------------------------------------
940786A   Laserjet III / Jim Millspaugh            R
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit I
                        Desktop Computing Services (DCS)

ITG DCS Services and Costs Overview - FY '00
Chuck Palmer - 5/10/99

--------------------------------------------------------------------------------
                                     $ Per User ITG    ITG Total Cost per Year
                                     Users per Month
--------------------------------------------------------------------------------
NT Ops - 24x7 NT services support     23.00      32    $8,832
of Semi managed servers for APP,
WF, DBS, and NAS services.  Note:
Rates based on $34.6k/year local,
27.9k/year remote, $7/GB/week
--------------------------------------------------------------------------------
HelpDesk - Standard Client Help       17.00      32    $6,528
Desk support, and call center
services on other computing
services based on 12 minutes of
service with a client contacting
the Help Desk, 1.2 times per month
--------------------------------------------------------------------------------
Domain (2.75) - Domain Control         2.75      32    $1,056
application support, virus
management depoyment to remote
servers, and tally management
--------------------------------------------------------------------------------
Domain Security - Account              4.30      32    $1,651
administration, and security event
monitoring.  Ths cost recovered at
the Palm Bay Site for the entire
Semi Sector
--------------------------------------------------------------------------------
HEMS - Harris Enterprise Messaging    10.00      32    $3,840
Service - Email services
operational support, and NT server
support for Exchange servers.  Cost
reflects <20MB personal store
--------------------------------------------------------------------------------
Microsoft Software - Corporate        13.75      32    $5,280  Note: Current
agreement for client and applicable                            M/S licenses are
server Microsoft licenses.                                     non-transferable.
                                                               Cost reflects
                                                               current HSS
                                                               M/S Enterprise
                                                               Agreement.
--------------------------------------------------------------------------------
Desktop Break-Fix Support Services    62.00      32   $23,808  Non-reoccuring
- Desktop Procurement, software                                workorder
compliance, break-fix, software                                charges - $65
distribution, asset tracking                                   per desktop
services                                                       visit.
--------------------------------------------------------------------------------
Printer Break-Fix Support Services    60.00       2    $1,440
--------------------------------------------------------------------------------
Internet Access                        1.57      32      $603
--------------------------------------------------------------------------------
Total                                194.37           $53,038
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notes: *HEMS costs per month = $17/month if 20-50MB message store, $24/month if 50-100MB store.
--------------------------------------------------------------------------------

                                    Exhibit J
                             Emergency Response Team

-----------------------------------------------------------------------------------------------------------------------------
Services Description                                                   Frequency
-----------------------------------------------------------------------------------------------------------------------------
Services Description                                                   Frequency
1.  Emergency Response to support                                      As needed. (presently <5 per year at B60; <30 per year
o   Fire Alarms                                                        total on the Complex)
o   Chemical Spills
-----------------------------------------------------------------------------------------------------------------------------
2.  Training
o   40 hour initial Hazardous Material training                        o  One Time
o   8-16 hours refresher training                                      o  Annual
-----------------------------------------------------------------------------------------------------------------------------
Itemized services                                                      Approx. Monthly Cost ($)
-----------------------------------------------------------------------------------------------------------------------------
1.  Replacement of used supplies (mats, neutralizer, etc.)             Per response at appropriate - market price
-----------------------------------------------------------------------------------------------------------------------------
2.  External Services (e.g., spill response contractor - current       Per response at necessary - market price
contracts with Florida Spill Response and Canaveral Marine Services)
-----------------------------------------------------------------------------------------------------------------------------
3.  Periodic training sessions (4 sessions, 4/year, 4 hours each)      $25/person per session
-----------------------------------------------------------------------------------------------------------------------------
4.  External training (e.g. Incident Commander, gas systems, etc.)     Market price - per person
-----------------------------------------------------------------------------------------------------------------------------

Please note the following conditions:

o Align-Rite ERT employees must attend periodic ERT Training sessions to maintain certification.
o At a minimum, Align-Rite must maintain one trained ERT responder per work shift.
o     Contracted ERT training will be billed at market price.
o     Replacement supplies to B60 ERT responses will be billed at market price.
o Contracted ERT Services (e.g., spill response) will be billed at market price.
o Align-Rite ERT employees must maintain physical requirements and receive annual ERT physical exams.
o     Harris EHS On Call services available for ERT responses only.
o     Building 56 ERT responses are included in this service.
o Harris EHS/DEO must be aware of any changes of chemicals and volumes (e.g., gallons to drum delivery, installation of compressed gases, etc.) to accurately and efficiently respond to ERT incidents and to ensure the ERT manual is accurate.
o A 10% management overhead cost will be added for costs of licensing, certifications, training, insurance, and regulatory compliance activities.

o Align-Rite ERT employees shall respond to all ERT calls on the Complex, and Harris ERT employees shall respond to all ERT calls on the Premises.

                                    Exhibit K
                   Occupational Health Services - Page 1 of 2

Harris Semiconductor Occupational Health Services places top priority on employee health by providing quality occupational health services. Services provided to Align-Rite will include:

o Medical Surveillance: audiometric exams, pulmonary function testing, baseline and placement physical assessments and periodic assessments as indicated by job classification.

o Occupational Health Care: initial occupational injury and illness treatment, initiation of First Report of Injury and referral to acute medical provider within Align-Rite identified network.

o On site medical response for Emergency Response Team and Medical Emergencies (first shift only): including training for backshift personnel in First AID, CPR and obtaining emergency medical assistance. (5 hour class)

o Maintenance of Medical Records: maintaining medical records observing guidelines for confidentiality and providing employee access as required by ADA.

--------------------------------------------------------------------------------
Services Description                                     Frequency
--------------------------------------------------------------------------------
1.  Medical Surveillance Exams                           Annual
--------------------------------------------------------------------------------
o   Respirator Exams (9 current)                         Annual
--------------------------------------------------------------------------------
o   Emergency Response Team Exams (6 current)            Annual
--------------------------------------------------------------------------------
o   Forklift Exams (1 current)                           Annual
--------------------------------------------------------------------------------
o   Chemical Handler/Maintenance Worker (4 current)      Annual
--------------------------------------------------------------------------------
o   Laser Eye Exams (4 current)                          Baseline, Exit and Post
                                                         Event
--------------------------------------------------------------------------------
o   Audiometric Testing + Hearing Conservation           Annual
    Training (1 Current)
--------------------------------------------------------------------------------
o   Baseline/Placement                                   As Needed for New Hires
--------------------------------------------------------------------------------
2.  Occupational Health Care (Avg. 1-2 Accidents
    Per Year)                                            As Needed
--------------------------------------------------------------------------------
3.  Emergency Medical Response (Avg. 5 per Year)         As Needed
--------------------------------------------------------------------------------
4.  Maintenance of Medical Records                       Ongoing
--------------------------------------------------------------------------------
5.  Non-Occupational Health Care (Approximately 10       As Needed
    per month)
--------------------------------------------------------------------------------
6. Training                                              Annual (5 hours total)
--------------------------------------------------------------------------------
o   CPR - AD8T-02
--------------------------------------------------------------------------------
o   First Aid - AD8T-45
--------------------------------------------------------------------------------
o   Bloodborne Pathogens - AEU4-32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o   Emergency Procedures (Supervisor Training) -
    AD8T-44
--------------------------------------------------------------------------------

Currently, there are five Health Services employees. Estimated time for ITG needs would be 120 hours of Nursing Time Plus 12 hours of Medical Director time for review of physical assessments and consultation on Occupational Issues. Laser Eye exams would be scheduled by Occupational Health with appropriate Ophthalmologist and charged at the market price.

                                    Exhibit K
                   Occupational Health Services - Page 2 of 2

Detail specialized education and skills required to provide this service:

Registered Nurse licensed to practice in the State of Florida having physical assessment skills. Completion of a NIOSH approved training in Occupational Pulmonary Function Testing is required. COAHC certification is required for Audiometric Testing. Nurses operated under the direction of an Medical Doctor licensed in the State of Florida, possessing certification in Occupational Medicine. This physician reviews all ERT physical assessments, as required per OSHA, and other abnormal findings.

--------------------------------------------------------------------------------
Itemized services                                 Approx. Cost ($)
--------------------------------------------------------------------------------
1.  Respirator exam                               $90 each
--------------------------------------------------------------------------------
2.  Emergency Response Team Exams                 $100 each
--------------------------------------------------------------------------------
3.  Forklift Exam                                 $50 each
--------------------------------------------------------------------------------
4.  Audiometric Testing and Training              $80 each
--------------------------------------------------------------------------------
5.  Laser Eye Exams                               $150 each
--------------------------------------------------------------------------------
6.  Chemical Handler/Maintenance exams            $90 each
--------------------------------------------------------------------------------
7.  Pre-placement/baseline exams                  $90 each
--------------------------------------------------------------------------------
8.  Occupational Health Care                      $30 per visit
--------------------------------------------------------------------------------
9.  Emergency Medical Response                    $30 per call
--------------------------------------------------------------------------------
10. Maintenance of Medical Records                $100 per month
--------------------------------------------------------------------------------
11. Training (First Aid, CPR, BBP, Emergency $62.50 each plus $10 materials Procedures = 5 hours)
--------------------------------------------------------------------------------

Please note the following conditions:

o Proposed services to be contracted annually on a fiscal year basis. Pricing reflects FY '00 costs. If an extension to this contract beyond FY "00 is desired, anticipate a 10% price increase per fiscal year.
o A 10% management overhead cost will be added for costs of licensing, certifications, insurance, training, insurance and regulatory compliance activities.
o Current medical records of HSS employees transitioning to Align-Rite will be retained by HSS.
o Desired EHS training can be scheduled through the HSS Training Department, as appropriate. A minimum of five (50 employees are required for each class, including Harris employees.

o Maintenance of Medical Records is closely related to the medical exams and Occupational Health care. HSS would not choose to provide medical records maintenance if not selected to provide medical surveillance and occupational health services.

                                    Exhibit L
                         Environmental, Health & Safety

--------------------------------------------------------------------------------
Services Description                                  Frequency
--------------------------------------------------------------------------------
1.   Collect acid and solvent "RCRA empty" one        Daily
     gallon containers and prepare for disposal
     (triple rinse acid bottles, crush all
     bottles, and prepare for disposal)
--------------------------------------------------------------------------------
2.   Delivery empty drums to B60 as needed for waste  As needed accumulation.
--------------------------------------------------------------------------------

EHS Environmental Operators have been trained in the following areas:

o     RCRA Hazardous Waste Management

o     DOT

o     Hazardous Materials/ERT

o     Hazard Communication

--------------------------------------------------------------------------------
Itemized services                                   Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1.   Bottle collection and disposal                 $100
--------------------------------------------------------------------------------
2.   Empty drum purchase, storage, and disposition  Market price of drum ($15-30
     to B60                                         depending on drum type)
--------------------------------------------------------------------------------

EHS offers to provide the above listed services with the following conditions:

o All RCRA empty bottles sent to Building 55 must be emptied to the maximum extent possible and caps must be tightly screwed on.
o Acid and solvent bottles must be segregated in separate collection containers provided by Harris.
o Pricing relfects FY '00 costs. If an extension to this proposal beyond FY "00 is desired, anticipate a 10% price increase per fiscal year
o A 10% management overhead cost will be added for costs of certifications, administrative work training, insurance and regulatory compliance activities.
o    Anticipate that all billing will be conducted on a quarterly basis.

                                    Exhibit M
                                    Security

--------------------------------------------------------------------------------
Itemized services                                     Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1.   All services as set forth in Section 9 of the    $834.00
     Lease Agreement
--------------------------------------------------------------------------------

      Harris will not be able to provide computer security services for at least the next two years. It takes specialized technical expertise to write security plans for the equipment in the Mask Fab. Due to a recent greatly diminished capability of the EES computer security staff, Harris no longer has the ability to tap into that pool of expertise.

      Harris will help Align-Rite find a consulting firm capable of working with both the Department of Defense and the National Security Agency. Such a firm can provide the technical expertise necessary to write computer security plans and support government audits on an "as needed" basis. This service would only be required occasionally when there are changes to already existing computer security plans and when new equipment with memory needs to be used for classified processing.

      **Please note, there may be a period of time while the government is doing its investigation when Align-Rite will not have the ability to process classified information.

      Harris has no control over how long this process will take. While Harris is doing everything it can to get ready ahead of time, officially nothing can happen until after the Closing Date.

                                    Exhibit N
                   Purchasing/Stockroom/Receiving/Shipping/IQC

--------------------------------------------------------------------------------
Services Description                                  Frequency
--------------------------------------------------------------------------------
1. Purchasing:  order placement and administration    twice per week
--------------------------------------------------------------------------------
2. Maintain stockroom inventory                       once per week
--------------------------------------------------------------------------------
3. Receive and deliver to stock and ITG               daily
--------------------------------------------------------------------------------
4. Incoming Quality Control (chemicals only)          twice per month
--------------------------------------------------------------------------------
5. Shipping (miscellaneous items/non-customer)        twice per week
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Itemized services                                     Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1.    MIMS - MITI SYSTEM, INVENTORY MANAGEMENT,       $1000.00
      PROCUREMENT, BUILDING STORAGE, MATERIAL
      DELIVERY TO BUILDING 60
--------------------------------------------------------------------------------
2.    Lanier Copier Service (includes full
      maintenance and toner-no paper)                 $232.00
      Model 6745                                      $200.00
      Model 6725
--------------------------------------------------------------------------------
3.    CAFETERIA SERVICES WILL BE DIRECT BILLED TO AR
--------------------------------------------------------------------------------

                                    Exhibit O
                        Telecommunications - Page 1 of 3

The services provided include Data and Voice Communications Services. The support provided includes design, installation, daily support, and problem resolution of data networks, voice mail, PBX services, domain name services etc. Also supported by this group are items such as pagers, cell phones, wireless and desktop phones, fax machines, Internet service, remote access, local and long distance calling, DHCP and boot services.

--------------------------------------------------------------------------------
Services Description                                  Frequency
--------------------------------------------------------------------------------
1.    NETWORK MONITORING                              CONSTANT
--------------------------------------------------------------------------------
2.    NETWORK MOVES, ADDS, AND CHANGES (MAC'S)        RUN RATE = 5 PER MONTH
--------------------------------------------------------------------------------
3.    NETWORK PROBLEM RESOLUTION, LEVEL 1
--------------------------------------------------------------------------------
4.    NETWORK PROBLEM RESOLUTION, LEVEL 2             25-50 hours annually
--------------------------------------------------------------------------------
5.    NETWORK INFRASTRUCTURE
--------------------------------------------------------------------------------
6.    INTERNET SERVICE                                A-R responsibility
--------------------------------------------------------------------------------
7.    DOMAIN NAME SERVICE                             A-R responsibility
--------------------------------------------------------------------------------
8.    DHCP SERVICE                                    A-R responsibility
--------------------------------------------------------------------------------
9.    BOOTP and TFTP SERVICES                         A-R responsibility
--------------------------------------------------------------------------------
10.   REMOTE ACCESS
--------------------------------------------------------------------------------
11.   VIDEO CONFERENCING
--------------------------------------------------------------------------------
12.   EQUIPMENT MAINTENANCE - see note #1 on page 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Services Description - VOICE                          Frequency
--------------------------------------------------------------------------------
1.    PBX SERVICES
--------------------------------------------------------------------------------
2.    LOCAL EXCHANGE SERVICE
--------------------------------------------------------------------------------
3.    LONG DISTANCE CALLING
--------------------------------------------------------------------------------
4.    VOICE MAC'S
--------------------------------------------------------------------------------
5.    VOICE PROBLEM RESOLUTION
--------------------------------------------------------------------------------
6.    VOICE MAIL
--------------------------------------------------------------------------------
7.    PAGERS, LOCAL and NATIONAL,
      NUMERIC/ALPHA-NUMERIC
--------------------------------------------------------------------------------
8.    FAX MACHINES
--------------------------------------------------------------------------------
9.    WIRELESS PHONES
--------------------------------------------------------------------------------
10.   CELLULAR PHONES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11.   MEET-ME AUDIO CONFERENCING
--------------------------------------------------------------------------------
12.   BILLING
--------------------------------------------------------------------------------

                                    Exhibit O
                        Telecommunications - Page 2 of 3


-------------------------------------------------------------------------------------------
Equipment Description             Vendor      Ownership        Current Book      Annual
                                                                Value (Non-      Service
                                                                 ITG only)    Contract Cost
-------------------------------------------------------------------------------------------
                                            ITG    Non-ITG
-------------------------------------------------------------------------------------------
1.  10/100M ETHERNET           FOUNDRY                         $3864.95       $695
    SWITCH, FASTIRON, 24       NETWORKS
    PORTS
-------------------------------------------------------------------------------------------
2.  10M SHARED HUB, 72         SYNOPTICS
    PORTS, 3030 WITH 3313SA'
-------------------------------------------------------------------------------------------
3.  10M SHARED HUB, 72         SYNOPTICS
    PORTS, 3030 WITH 3313SA
-------------------------------------------------------------------------------------------
4.  RACK MOUNT UPS             APC
-------------------------------------------------------------------------------------------
5.  RACK MOUNT UPS             APC
-------------------------------------------------------------------------------------------
6.  ASYNCHRONOUS TERMINAL      XYPLEX
    SERVER, 32 PORTS
-------------------------------------------------------------------------------------------
7.  10M ETHERNET SWITCH, 8     NETGEAR
    PORTS
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equipment Description                    Ownership       Network       Annual
                                                         Connection    Service
                                                                       Contract
                                                                       Cost
--------------------------------------------------------------------------------
                                     ITG      Non-ITG
1.  2 NATIONAL PAGERS                         X                        $718.80
--------------------------------------------------------------------------------
2.  7 LOCAL ALPHA-NUMERIC PAGERS              X                        $630.00
--------------------------------------------------------------------------------
3.  22 LOCAL NUMERIC PAGERS                   X                        $594.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.  6 CELLULAR PHONES                         X                        $2400.00
--------------------------------------------------------------------------------
5.  8 WIRELESS PHONES                         X                        $2112.00
--------------------------------------------------------------------------------
6.  26 DIGITAL OPTIC PHONE SETS               X                        $6864.00
--------------------------------------------------------------------------------
7.  23 ANALOG POTS PHONES            X                                 $6072
--------------------------------------------------------------------------------
8.  16 VOICE LINES (MODEMS, ALARM             X                        $4224
    CIRCUITS, AND FAXES.)
--------------------------------------------------------------------------------
9.  3 VOICE MAIL BOXES                        X                        included
--------------------------------------------------------------------------------
10. 2 FAX MACHINES                   X                                 $792
--------------------------------------------------------------------------------
11. 1 HOME PHONE LINE                         X                        $192
--------------------------------------------------------------------------------
12. 12 REMOTE ACCESS ACCOUNTS                 X                        $1728

                                    Exhibit O
                        Telecommunications - Page 3 of 3

--------------------------------------------------------------------------------
Itemized services                                     Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1.    NETWORK PORTS - 76 PORTS                        $20 PER PORT
--------------------------------------------------------------------------------
2.    VOICE AND DATA MAC'S                            $90 PER DEVICE MAC REQUEST
--------------------------------------------------------------------------------
3.    NETWORK TROUBLESHOOTING, LEVEL 2                $100 PER HOUR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Itemized voice services                   Ownership        Network       Monthly
                                     ------------------
                                      ITG       Non-ITG    Connection    Cost($)
--------------------------------------------------------------------------------
1.    2 NATIONAL PAGERS                         X          see note #2   $59.90
--------------------------------------------------------------------------------
2.    7 LOCAL ALPHA-NUMERIC PAGERS              X          see note #2   $52.50
--------------------------------------------------------------------------------
3.    22 LOCAL NUMERIC PAGERS                   X          see note #2   $49.50
--------------------------------------------------------------------------------
4.    6 CELLULAR PHONES                         X          see note #2   $200
--------------------------------------------------------------------------------
5.    8 WIRELESS PHONES                         X                        $176
--------------------------------------------------------------------------------
6.    26 DIGITAL OPTIC PHONE SETS               X                        $572
--------------------------------------------------------------------------------
7.    23 ANALOG POTS PHONES           X                                  $506
--------------------------------------------------------------------------------
8.    16 VOICE LINES (MODEMS, ALARM             X                        $352
      CIRCUITS, AND FAXES.)
--------------------------------------------------------------------------------
9.    3 VOICE MAIL BOXES                        X                       included
--------------------------------------------------------------------------------
10.   2 FAX MACHINES                  X                                  $44
--------------------------------------------------------------------------------
11.   1 HOME PHONE LINE                         X                        $16
--------------------------------------------------------------------------------
12.   12 REMOTE ACCESS ACCOUNTS                 X                        $144
--------------------------------------------------------------------------------

Notes

1) Align-Rite must maintain ethernet switch spares if they discontinue annual maintenance agreements (e.g., Foundry Networks)
2) Align-Rite must obtain their own separate account(s) with local service provider(s) for pagers and cell phones. Requests for repair service may still go through Harris Telecommunications group.

3) Align-Rite will be charged a 2 hour minimum for any call received weekdays between 5PM-8AM or on weekends or national holidays. The rate for overtime is $105/Hour Weekdays 5PM-8AM, Weekends, or National Holidays.
4)    The service fees are valid from July 4, 1999 through June 30, 2000.

                                    Exhibit P
                               Quality Engineering

Measure bacteria levels in deionized water used in the manufacture of mask plates. Bacterial measurement water samples are taken at a port entering Bldg. 60 and from the clean room area within the mask fab.

--------------------------------------------------------------------------------
Services Description                                  Frequency
--------------------------------------------------------------------------------
1.    Measure bacteria levels at the entering port    Every 2 weeks
      to Bldg. 60
--------------------------------------------------------------------------------
2.    Measure bacteria levels in mask fab             Every 4 weeks
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Itemized services                                     Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1.    D.I. Water Testing                              $310.00
--------------------------------------------------------------------------------
Additional requirements are for Align-Rite to perform this testing:

o Align-Rite notification system and contact for out of tolerance to let Harris know of water issues
o     Safety shower/eye wash
o     D.I. Water Source
o     Solvent Sink

                                    Exhibit Q
                          Internal Quality Audit Group

--------------------------------------------------------------------------------
Services Description                                  Frequency
--------------------------------------------------------------------------------
1.    Audit HITG for compliance to QML and ISO        1 time a year
      9002. Prepare audit report and distribute
      to auditee and management. Follow up on
      corrective action.
--------------------------------------------------------------------------------
2.    Support ISO 9002 Periodical audit               2 times a year
--------------------------------------------------------------------------------
Itemized services                                     Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1.    Internal Quality Audit Labor = 160 hrs. @       2040 annually
      12.75/hr.
--------------------------------------------------------------------------------
2.    System time for Audit reports @ 10.25/hr for 102.50 annually 10 hrs.
--------------------------------------------------------------------------------

Align-Rite will schedule time for audit and support personnel as needed by Auditor. Identify corrective action and completion date and schedule follow up date.